EXHIBIT 99.1

GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS

Auto Parts 4Less Group, Inc., a Nevada corporation and its wholly owned subsidiary, Auto Parts 4 Less Inc., a Nevada corporation (together “Assignor”)

THIS ASSIGNMENT, hereinafter referred to as the “Assignment”, made at 12:01 a.m. PST this 30th day of January 2025 by Assignor (defined above) to AP4L ABC, LLC, hereinafter referred to as “Assignee”, is for the general benefit of the creditors of Assignor.

RECITALS

WHEREAS Assignor is indebted to various and diverse persons; and

WHEREAS Assignor desires to provide for the payment of such persons by an assignment of all Assignor’s property for the general benefit of all such persons.

ASSIGNMENT

NOW, THEREFORE, in consideration for the covenants and agreements to be performed by the parties to this Assignment and for valuable consideration, receipt of which is hereby acknowledged, Assignor hereby makes the following General Assignment for the benefit of Assignor’s creditors to Assignee under the following terms and conditions:

1. Assignor’s Representations and Warranties.

a) Assignor represents and warrants that it has the full legal right, power, and authority to enter and execute this Assignment, and to carry out Assignor’s obligations under this Assignment.

b) Assignor represents and warrants that any corporate or legal proceedings required to be taken by Assignor to authorize Assignor to enter, execute and carry out Assignor’s obligations under this Assignment, and any corporate or legal proceedings required to be taken by Assignor to authorize the members of Assignor signing this Assignment to sign this Assignment on behalf of Assignor, have been duly taken. Assignor agrees to provide Assignee with all corporate or legal resolutions and other documents evidencing such authority, including but not limited to resolutions adopted by the members of Assignor, and the written consent of Assignor’s members.

c) Assignor represents and warrants that all claims for wages, expense reimbursements, benefits and other compensation with priority over the Assignor’s other creditors, accrued or otherwise arising prior to the date of this Assignment, pursuant to California Code of Civil Procedure §§ 1204 through 1205; pursuant to the U.S. Department of Labor Worker Adjustment and Retraining Notification Act (WARN ACT – 29 USC §2101 et seq; 20 CFR §639 ); and/or, pursuant to any other applicable State or Federal code, statute, rule, regulation or law, have been satisfied in full.

d)    This Assignment constitutes a legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

2. Assignment of Property. Assignor hereby grants, assigns, transfers, sells, conveys, releases and quitclaims to Assignee and Assignee’s successors and assigns, in trust for the benefit of Assignor’s creditors generally, all of Assignor’s property and assets of every kind and nature both real and personal and wherever situated together with any interest or equity therein not exempt from execution, including but not limited to all merchandise, furniture, fixtures, machinery, equipment, raw materials, merchandise in process, book accounts, books, accounts receivable, cash on hand, all choses in action (personal or otherwise), that are legally assignable together with the proceeds of any existing non-assignable choses in action that be hereafter received by Assignor, deposits, patents, copyrights, trademarks, insurance policies, tax referrals, rebates, insurance refunds and claims and assets of Assignor’s business known as: GE United Technologies, LLC including but not limited to claims for refund or abatement of all excess taxes assessed against or collected from Assignor by the U.S. Treasury Department or any other taxing agency, prior to or subsequent to this Assignment.

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4. Assignor’s Cooperation.

a) Pursuant to California Code of Civil Procedure Section 1802, Assignor agrees to deliver to Assignee at the time of Assignor’s making of this Agreement, lists of all creditors, equity holders, and any other parties in interest, which shall include the names, addresses, cities, states and ZIP Codes for each person, together with an amount of the person’s anticipated claim in the assignment proceedings. Such lists shall be signed by Assignor under penalty of perjury and shall be in the form of the Schedules attached to the Assignment Schedule Agreement dated as of the date hereof and entered between Assignor and Assignee contemporaneously herewith.

b) Assignor agrees to: deliver to Assignee all of Assignor’s books of account and records; execute and deliver all additional necessary documents immediately upon request by Assignee; execute endorse and deliver to Assignee any and all instruments in writing that may be required to complete the transfer of all assets and legal title thereto to Assignee as intended by this Assignment; and, transfer all assets and legal title thereto to Assignee, including but not limited to, all of Assignor’s real and personal property and/or Assignor’s interest therein, including mortgages, deeds of trust, motor vehicles and patent rights.

c) Assignor hereby authorizes Assignee to execute all endorsements and demands requiring Assignor’s signature, in the name of Assignor. Assignor further authorizes Assignee to apply for any deposits, refunds (including specifically, among all others, claims for refund of taxes paid) or claims wherever necessary, in the name of Assignor.

d) To the extent that any of Assignor’s claims for refund may, by operation of law be non-assignable, Assignor agrees to make all claims for refund, including claims for refund of taxes which may be due from the Director of Internal Revenue for tax refunds, or otherwise, and to forthwith upon receipt of any such refunds pay them over to Assignee. Assignor hereby empowers Assignee, as attorney in fact of Assignor, to make all claims for refunds, which may be made by an attorney in fact.

e) Assignee is authorized to direct that all of Assignor’s United States mail be delivered to Assignee, and Assignee is expressly authorized and directed to open said mail as agent of Assignor, and expressly authorized to do any thing or act which the Assignee, in Assignee’s sole discretion, deems necessary or advisable to carry out the purpose of this Assignment.

5. Dissolution of Assignor Limited Liability Company. The dissolution, suspension, or any other termination of Assignor Limited Liability Company as a business entity, and/or Assignor’s LLC status, including the dissolution, suspension, or any other termination of the existence of all of Assignor’s related business entities or business forms, is the sole responsibility of Assignor and Assignor’s members. Assignee shall have no responsibility whatsoever for the dissolution, suspension, or any other termination of Assignor Limited Liability Company as a business entity. Assignee shall have no responsibility whatsoever for the dissolution, suspension or any other termination of Assignor’s LLC status. Assignee shall have no responsibility whatsoever for the dissolution, suspension or any other termination of any of Assignor’s related business entities, regardless of form.

6. Termination of Assignor’s Pension/Profit Sharing Plan. The termination of the Assignor’s Pension Plan, Profit Sharing Plan, or other Employee Benefit Plan, including but not limited to 401(k) Plans, is the sole responsibility of Assignor and the Plan’s Administrator. Assignee shall have no responsibility whatsoever for the termination of the Assignor’s Pension Plan, Profit Sharing Plan, or other Employee Benefit Plan, including but not limited to 401(k) Plans. Assignee shall have no responsibility whatsoever for the winding-up of such Plans, and Assignee shall have no responsibility whatsoever for the accounting for, or distribution of, all funds of such Plans.

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7. Assignor’s Tax Returns. The preparation and/or filing of all of Assignor’s tax returns remains, and is, the sole responsibility and the sole expense of Assignor. Assignee shall have no responsibility whatsoever for the preparation and/or filing of any of Assignor’s tax returns. Assignee shall have no responsibility whatsoever for the expenses associated with the preparation and/or filing of Assignor’s tax returns. Assignee, upon Assignor’s written request, will provide Assignor with any documents in Assignee’s possession required of Assignor for Assignor to prepare its tax returns.

8. Assignee’s Powers and Duties. Assignee shall have all powers necessary to marshal and liquidate the assignment estate including but not limited to the power to:

a) Collect all accounts receivable and obligation owing to Assignor and not otherwise sold by Assignee.

b) Sell or otherwise dispose of all personal property of Assignor in such manner as Assignee deems best. Assignee shall have the power to execute all documents necessary to effectuate the sale of said property and to convey title to same.

c) Sell or otherwise dispose of all tangible and intangible personal property of Assignor, including but not limited to all of Assignor’s machinery, equipment, inventory, service or trademarks, trade names, patents, franchises, causes or choses in action and general intangibles in such manner as Assignee deems best. Assignee shall have the power to execute all documents necessary to effectuate the sale of this property and to convey title to same. In this regard, Assignee shall have the power to employ an auctioneer to appraise said assets and to conduct any public sale of the assets and to advertise said sale in such manner as Assignee deems best. Assignee shall have the power to execute bills of sale and any other such documents necessary to convey title to Assignor’s property to any bona fide buyer.

d) Employ agents, attorneys, accountants and any other additional professionals or personnel to whatever extent may be necessary to administer the general assignment, and to whatever extent may be necessary to administer the assets and claims of the assignment estate.

e) Require all of Assignor’s creditors to whom any balance is owing, to submit verified statements to Assignee of said claim(s), pursuant to California Code of Civil Procedure Section 1802.

f) Settle all claims against or in favor of Assignor, with the full power to compromise, or in the Assignee’s sole discretion, to sue or be sued, and to prosecute or defend any claim or claims of any nature whatsoever existing in favor of Assignor.

g) Open bank accounts in the name of the Assignee or its nominees or agents, and to deposit assigned assets or the proceeds thereof in such bank accounts and to draw checks thereon, together with the further power and authority to do such acts and execute such papers and documents in connection with this Assignment as Assignee may deem necessary or advisable.

h) Conduct the business of the Assignor, should the Assignee deem such operation proper.

i) Apply the net proceeds arising from the operation of and liquidation of Assignor’s business and assets, in the valid and verifiable priorities set forth under California law.

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(j) Make interim distributions whenever the Assignee has accumulated sufficient funds to enable it to make a reasonable distribution. No distribution shall be in an amount less that $100,000 (in the aggregate) except the final distribution.

k) Do and perform all other acts necessary and proper for the liquidation or other disposition of the assets, including but not limited to abandonment, and the distribution of the proceeds derived there from to Assignor’s creditors.

9. Appointment as Attorney In Fact. Assignor hereby appoints Assignee as Assignor’s attorney in fact. This appointment is irrevocable, without power of substitution, and with full power to act for and in the place of Assignor in such actions or proceedings in the name of Assignor, or otherwise, as the case may require, to do any and all acts, matters, and things to carry into effect the true intent and purpose of this Assignment, including but not limited to the right to verify all pleadings or other documents on behalf of Assignor, and including but not limited to the right to compromise and/or settle claims of Assignor before the Internal Revenue Service, U.S. Treasury Department, or any other taxing or governmental agency.

10. Assignee’s Remuneration and Fees. Assignee shall be entitled to remuneration for fees and costs/expenses as set forth in the Compensation Agreement between Assignor and Assignee, which Compensation Agreement is dated as of the date hereof and entered between Assignor and Assignee contemporaneously herewith.

11. Assignee’s Liability. Assignee shall not be personally liable in any manner, and Assignee’s obligations shall be in a representative capacity only, as an Assignee for the general benefit of Assignor’s creditors. Assignor and Assignee have no corporate affiliation to each other.

Assignee shall administer this estate according to the best of Assignee’s ability. However, it is expressly understood and agreed that Assignee shall not be responsible for any negligence of Assignee’s agents or employees selected by Assignee with reasonable care. It is further expressly understood and agreed that Assignee shall not be liable or responsible for any act done by Assignee in good faith in the administration of this estate, and that Assignee shall be liable only for reasonable care and diligence in the administration of this estate. Any contract made by Assignee in connection with this Assignment shall not be binding on Assignee in its personal capacity but shall bind the estate assigned and Assignee in Assignee’s representative capacity only. Notwithstanding anything herein or under applicable law to the contrary, the liability of Assignee or of any Indemnified Party, as defined in paragraph 12 below, shall be limited to the total amount of fees it earns pursuant to this Assignment.

12. Indemnification by Assignor. As a material part of the consideration for the agreement of Assignee to furnish services pursuant to this Assignment, Assignor and Lenders (as defined and further set forth in Appendix A) (collectively with Assignor the “Indemnifying Parties, individually, “Indemnifying Party”) hereby agree, jointly and severally, to indemnify and hold harmless Assignee and Assignee’s affiliates, respective past, present and future directors, officers, shareholders, members, employees, agents, and Assignee’s controlling persons (collectively the “Indemnified Partied; individually, the “Indemnified Party”) to the fullest extent lawful, form and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, arising out of or related to this Assignment, from and against any and all losses, claims, damages or liabilities arising out of or related to any and all Schedules to this Assignment furnished to the Indemnified Parties by Assignor or any of Assignor’s members, employees, representatives, attorneys, accountants, consultants, bookkeepers, or agents; from and against any and all losses, claims, damages or liabilities arising out of or related to any and all representations made to the Indemnified Parties, or any of them, by Assignor or any of Assignor’s members, employees, representatives, attorneys, accountants, consultants, bookkeepers, or agents relating to the financial state and business affairs of Assignor including, but not limited to , the existence and value of Assignor’s assets, the extent of Assignor’s debts and obligations, the existence and extent of Assignor’s creditors, and Assignor’s compliance with the requirements of applicable law including, but not limited to, the rules regulations ordinances or other requirements of any governmental entity or subdivision. In addition, the Indemnifying Parties, jointly and severally agree to reimburse each Indemnified Party for any legal or other expenses, including but not limited to attorneys’ fees and expenses reasonably incurred by such Indemnified Party with respect to any loss, claim damage, or liability indemnified herein, at the time such expenses are incurred; provided, however, the Indemnifying Parties shall not be liable under the foregoing indemnity and reimbursement agreement for any loss, claim damage or liability which is finally judicially determined to have resulted primarily from the willful misconduct or gross negligence of the Indemnified Party. This paragraph shall survive the termination of this Assignment.

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13. Successor Assignee. Assignee shall designate successor assignee or assignees, where practical, to act in the event of Assignee’s incapacity or inability to act pursuant to the provisions of this Assignment.

14. Common Law Assignment. It is understood and agreed that this Assignment is a common law assignment for the general benefit of Assignor’s creditors.

15. Acceptance by Assignee. Assignee accepts the trust created by this Assignment.

16. Miscellaneous.

a) Notices. All notices under this Assignment shall be in writing and deemed effective upon receipt whether delivered by personal delivery or recognized overnight delivery service, telecopy, or sent by United States first-class mail, postage prepaid, to the respective parties as follows:

AutoParts4LessGroup,Inc.
ASSIGNOR:		Auto Parts 4 Less Inc.

	Attn:	Christopher Davenport
	Phone:	702-267-6100

	Email:	chris@ap4less.com

WITH COPY TO:
Attn:
Phone:

Email:

ASSIGNEE:		c/o Stone Blossom Capital LLC
	Attn:	Richard Ormond
	Phone:	310.913.0515

	Email:	ro@stoneblossomllc.com

WITH COPY TO:		js@stoneblossomllc.com

b) Headings. The section headings in this Assignment are for the purpose of reference only and shall not be used for limiting or interpreting the meaning of any provision of this Assignment.

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c) Captions and Interpretation. As used in this Assignment, masculine or feminine or neuter gender and singular or plural shall be deemed to include the other whenever the text so indicates. Captions and paragraph headings are provided solely for convenience and shall not be deemed to restrict or limit the meaning of the text. The language of all parts of this Assignment shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the parties hereto.

d) Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, binding on all the parties hereto, notwithstanding that all the parties hereto are not signatories to the original or to the same counterpart.

e) Governing Law and Severability. The validity, construction and operational effect of this Assignment shall be governed by the laws of the State of California. If any provision of this Assignment shall be determined to be invalid, void, or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair, or invalidate any of the remaining provisions herein.

f) Successors and Assigns. The provisions of this Assignment shall be binding on and inure to the benefit of each of the parties and their respective legal representatives, successors, assigns, heirs, and beneficiaries.

g) Amendment and Waiver. This Assignment may be amended only by a written agreement signed by all parties to this Assignment. Waiver of any provision of this Assignment shall not be deemed or constitute a waiver of any other provision, nor shall such waiver constitute a continuing waiver.

h) Drafting. This Assignment is to be interpreted without regard to which party is deemed the draftsperson. The terms and intent of this Assignment, with respect to the rights and obligations of all parties identified in this Assignment, shall be interpreted and construed on the assumption that all parties participated equally in its drafting.

i) Necessary Acts. Each party to this Assignment agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Assignment.

j) Authorized Signatures. The parties hereby acknowledge that they have read, and understand, the terms and scope of this Assignment, are freely entering into this Assignment, and intend to be legally bound hereby. Each party signing this Assignment warrants and represents that he/she has authority to enter this Assignment on behalf of the party for whom he/she signs.

k) Attorneys’ Fees. If any party institutes or is made a party to an action or proceeding to enforce or interpret this Assignment, the prevailing party in such action or proceeding shall be entitled to recover from the other party all reasonable attorneys’ fees and costs (whether otherwise taxable or recoverable) incurred in connection with such action or proceeding, or any appeal or enforcement of such action or proceeding.

l) Entire Agreement. This Assignment supersedes all other agreements, communications, representations, or commitments, whether oral or written, between the parties hereto with respect to the subject matter set forth in this Assignment and constitutes the entire agreement between the parties with respect to the subject matter set forth in this Assignment. There are no other understandings or agreements between the parties hereto with respect to the subject matter set forth in this Assignment.

17. Schedules. Assignor shall provide Assignee with schedules of Assignors assets, creditors, etc. within three (3) business days of the date of this Assignment as set forth in the Assignment Schedule Agreement between Assignor and Assignee, which Assignment Schedule Agreement is dated as of the date hereof and entered between Assignor and Assignee contemporaneously herewith.

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IN WITNESS WHEREOF, the parties hereto have executed this Compensation Agreement this 30th day of January 2025 at 12:01 a.m. PST.

ASSIGNOR: Auto Parts 4Less Group, Inc.

BY:	/s/ Christopher Davenport
NAME:	Christopher Davenport
TITLE:	CEO and Sole Director
ADDRESS:	106 W Mayflower Ave North Las Vegas, NV 89030
PHONE:	702-267-6100
EMAIL:	Chris@ap4less.com

ASSIGNOR: Auto Parts 4Less, Inc.

BY:	/s/ Christopher Davenport
NAME:	Christopher Davenport
TITLE:	CEO and Sole Director
ADDRESS:	106 W Mayflower Ave North Las Vegas, NV 89030
PHONE:	702-267-6100
EMAIL:	Chris@ap4less.com

ASSIGNEE: AP4L ABC, LLC

BY:	/s/ Richard Ormond
Richard Ormond,
Principal of Stone Blossom Capital, LLC, Manager of Assignee

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